TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT, dated as of March __, 2008 (the “Agreement”) by and between QMED, Inc., a Delaware corporation (the “Borrower”) and Michael W. Cox, as the Collateral Agent for the Secured Parties under the Security Agreement.

Borrower and the Collateral Agent hereby agree as follows:

SECTION 1.	Definitions; Interpretation.

(a)       Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Trademark Collateral” has the meaning set forth in Section 2.

“Trademark Office” means the United States Patent and Trademark Office.

“Security Agreement” means that certain Security Agreement, dated as of the date hereof, between Borrower and John Gargana, Barry Levine and Michael W. Cox (collectively, the “Secured Parties”) and Michael W. Cox, as Collateral Agent.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

(b)       Terms Defined in Security Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

(c)       Terms Defined in UCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

SECTION 2.	Security Interest.

(a)       Grant of Security Interest. As security for the payment and performance of the Obligations under the Security Agreement, Borrower hereby grants a security interest to the Collateral Agent in and to all of Borrower’s right, title and interest in, to and under the following Collateral, in each case whether now or hereafter existing or arising or in which Borrower now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the “Trademark Collateral ”):

(i)        All of Borrower’s United States trademark applications and registrations listed on Schedule A to this Agreement, all other trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other business identifiers and all goodwill associated with and symbolized by any of the foregoing (collectively, “Trademarks”), the right to recover for all past, present, and future infringement or dilution of the Trademarks and all other rights of every kind whatsoever accruing thereunder or pertaining thereto; and

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(ii)       All of Borrower’s right, title and interest in and to any and all royalties, payments and other compensation due or payable to Borrower in connection with the Trademark Collateral.

(b)       Continuing Security Interest. Borrower agrees that this Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with Section 12.

SECTION 3.   Supplement to Security Agreement. This Agreement has been entered into in conjunction with the security interests granted to the Collateral Agent under the Security Agreement. The rights and remedies of the Collateral Agent with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.

SECTION 4.   Further Acts. On a continuing basis and at its sole expense, Borrower shall make, execute, acknowledge and deliver all such instruments and documents, and take all such action as necessary or advisable or may be reasonably requested by the Collateral Agent to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted herein, or to ensure Borrower’s compliance with this Agreement or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder. The Collateral Agent may also, at Borrower’s sole expense, record this Agreement, or an abstract thereof, or any other document describing the Collateral Agent’s interest in the Trademark Collateral with the Trademark Office. In addition, Borrower authorizes the Collateral Agent to file financing statements at Borrower’s sole expense relating to the security interests granted herein in any UCC filing office deemed appropriate by the Collateral Agent which shall be reported to the Borrower in due course.

SECTION 5.   Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Borrower, the Collateral Agent and their respective successors and assigns.

SECTION 6.   Representations and Warranties. Borrower represents and warrants to the Collateral Agent that a true and correct list of all United States trademark application and registrations owned by the Borrower, in whole or in part, is set forth in Schedule A hereto and incorporated herein by reference, and Borrower has received no notice of any suits or actions commenced or threatened within the last three (3) years with reference to any of the Trademark Collateral except as set forth on Schedule B hereto and incorporated herein by reference.

SECTION 7.   Future Agreements. Unless consistent with past practices, Borrower agrees that until the Obligations shall have been satisfied and paid in full, Borrower shall not sell or assign its interest in, or grant any license thereunder, to any of the Trademarks or enter into any other agreement with respect to the Trademark Collateral without the express written permission of the Collateral Agent which shall not be unreasonably withheld, delayed or conditioned. By way of example and not by way of limitation, the Borrower may continue to

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license its Trademarks in connection with providing services under existing and future disease management contracts, without seeking the consent of Collateral Agent.

SECTION 8.   Collateral Agent’s Right to Sue. Subject to any applicable cure or notice period in the Security Agreement, the Collateral Agent shall have the right after an Event of Default, but shall in no way be obligated, to bring suit in its own name to enforce any rights in the Trademark Collateral and, if the Collateral Agent shall commence any such suit, Borrower shall, at the request of the Collateral Agent and at its own expense, do any and all lawful acts and execute any and all proper documents reasonably required by the Collateral Agent in aid of such enforcement.

SECTION 9.   Cumulative Remedies; Power of Attorney. Borrower hereby acknowledges and affirms that the rights and remedies with respect to the Trademark Collateral, whether established hereby or by the Security Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Subject to any applicable cure or notice period in the Security Agreement, Borrower hereby authorizes the Collateral Agent upon the occurrence of and during the continuance of an Event of Default, to make, constitute and appoint any officer or agent of the Collateral Agent as the Collateral Agent may select, in their sole discretion, as Borrower’s true and lawful attorney-in-fact, with the power to (i) endorse Borrower’s name on all applications, documents, papers and instruments necessary or desirable for the Collateral Agent to use or enjoy the Trademark Collateral, or (ii) take any other actions with respect to the Trademark Collateral as the Collateral Agent deems to be in the best interest of the Collateral Agent, or (iii) grant or issue any exclusive or non-exclusive license under the Trademark Collateral to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Trademark Collateral. This power of attorney granted herein shall be irrevocable until the Obligations shall have been satisfied and paid in full. Borrower hereby further acknowledges and agrees that the right to use or enjoy the Trademark Collateral granted to the Collateral Agent herein shall be worldwide, except as limited by their terms, and without any liability for royalties or other charges from the Collateral Agent to Borrower.

SECTION 10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware without regard to its principles of conflict of laws.

SECTION 11. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart.

SECTION 12. Termination. Upon payment and satisfaction in full of all Obligations, and at Borrower’s sole expense, the security interests created by this Agreement shall terminate and the Collateral Agent shall promptly execute and deliver to Borrower any and all such documents and instruments reasonably requested by Borrower as shall be necessary to evidence termination of all such security interests given by Borrower to the Collateral Agent hereunder.

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SECTION 13. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

SECTION 14. Notices. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Security Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

QMED, INC.

By:
Name: Jane A. Murray
Title:	Chief Executive Officer

_______________________________

Michael W. Cox, as Collateral Agent

under the Security Agreement

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SCHEDULE A

To the Trademark Security Agreement

Borrower: QMED, INC.

Registered Trademarks

TRADEMARK	FEDERAL REGISTRATION NUMBER	REGISTRATION DATE
QMED	1,577,416	January 16, 1990
OHMS/CAD	1,993,105	August 13, 1996
OHMS/CVD	2,592,887	July 9, 2002
QVANTAGE	2,865,493	July 20, 2004
QMEDCARE	3,093,665	May 16, 2006
THE QUE	3,101,254	June 6, 2006

RIGHTS PERTAINING TO TRADEMARKS

Co-Existence Agreement, dated as of December 7, 2000, between QMed, Inc. and Q-Med AB which relates to QMed, Inc.’s trademark “QMED”.

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SCHEDULE B

To the Trademark Security Agreement

Borrower: QMED, INC.

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AGREEMENT

AGREEMENT by and between QMed, Inc., Laurence Harbor, New Jersey ("Inc."), and Q-Med AB, Uppsala, Sweden ("AB").

WHEREAS, Inc. is the owner of the trademark QMED for the following goods: computer programs and program manuals all sold as a unit for use in medical applications; and medical diagnostic and monitoring equipment, namely, cardiac and neuropathy units; and

WHEREAS, Inc. is the owner of U.S. Registration No. 1,577,416 for the mark QMED for the goods recited above, and this registration has become incontestable under Section 15 of the Trademark Act; and

WHEREAS, AB has been using the trade name Q-Med in connection with implantable tissue augmenting gel, dermatological pharmaceuticals, and gels and hyaluronic acid based implants and injection devices as a kit for esthetic, orthopedic and uro-gynecological uses; and

NOW, THEREFORE, the parties agree and acknowledge the following:

1. To the extent AB conducts business or sells products in the United States, it will use the company name Q-Med Scandinavia, with any appropriate corporate designation thereafter. In the alternative, AB may use the name Q-Med linked with the distinctive trade name of a third party, upon the prior approval of Inc., such approval not to be unreasonably withheld. The approval, or lack thereof together with the reasons for disapproval, shall be provided to Inc. in writing within ten business days of submission of the proposed name to Inc.
2. AB acknowledges Inc.'s prior rights in the mark QMED in connection with computer programs and program manuals all sold as a unit for use in medical applications; automated disease management; and medical diagnostic and monitoring equipment, namely, cardiac and neuropathy units. AB agrees not to challenge or interfere with any use or registration by Inc. of the Q-MED mark in this regard.
3. Inc. agrees not to challenge or interfere with any use by AB of the name Q-Med Scandinavia or any approved alternative name in conjunction with implantable tissue augmenting gel, dermatological

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pharmaceuticals, and gels and hyaluronic acid based implants and injection devices as a kit for esthetic, orthopedic and uro-gynecological uses.

4. In the unlikely event of misdirected inquiries, the parties will cooperate with each other and forward any such inquiries to the appropriate party, at the contact information supplied by the parties.

5. This Agreement shall be binding upon and inure to the benefit of the parties, their successors, licensees, and assigns.

6. Any dispute regarding the interpretation of this Agreement shall be decided under the laws of the state of New York, to be adjudicated in the courts in City of New York.

Q-Med AB

By: [signature]

Name: B.O. Wallström

Title: President, CEO

Date: DEC 7, 2000

QMed, Inc.

By: [signature]

Name: Michael W. Cox

Title: CEO

Date: 10/17/00

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